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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2000


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                          000-28275                   75-283058
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)                Identification
incorporation)                                                Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                       75074
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (972) 881-2900

                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGE IN CONTROL OF REGISTRANT

         On June 8, 2000, the Board of Directors of Daisytek International Corporation ("Daisytek") approved the spin-off of PFSweb, Inc. ("PFSweb") to holders of Daisytek's common stock. In order to effect this spin-off, the Daisytek board declared a dividend on Daisytek common stock consisting of a total of 14,305,000 shares of PFSweb common stock owned by Daisytek, representing about 80.1% of the outstanding PFSweb common stock. The dividend was paid at the close of business on July 6, 2000 to the holders of record of Daisytek common stock as of the close of business on June 19, 2000, in the amount of 0.81 of a share of PFSweb common stock for each share of outstanding Daisytek common stock, as described below.

         Holders of Daisytek common stock on the record date were not required to pay any cash or other consideration for the shares of PFSweb common stock distributed to them or to surrender or exchange their shares of Daisytek common stock in order to receive the dividend of PFSweb common stock.

         No fractional shares were issued in connection with the spin-off. Instead, ChaseMellon Shareholder Services, the distribution agent for the spin-off, was instructed to aggregate all of the fractional shares into whole shares and sell them in an open market transaction. Holders of Daisytek common stock who otherwise would be entitled to receive a fractional share will receive a cash payment in the amount of their pro rata share of the total net proceeds of that sale.

         Further information regarding the spin-off and the relationship between Daisytek and PFSweb may be found in the Information Statement dated June 20, 2000 (filed as Exhibit 99 to Form 8-K filed by Daisytek on June 22, 2000) and the PFSweb Prospectus dated December 2, 1999.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Financial statements of business acquired

                        Not applicable

                  (b)   Pro forma financial information

                        Not applicable

                  (c)   Exhibits

                        2.1 Amendment to Initial Public Offering and Distribution Agreement dated July 6, 2000 by and among Daisytek International Corporation, Daisytek, Incorporated and PFSweb, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PFSweb, INC.



Dated: July 12, 2000                 By: /s/ THOMAS J. MADDEN
                                         --------------------
                                         Thomas J. Madden
                                         Executive Vice President
                                         Chief Financial and Accounting Officer




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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                     DESCRIPTION
        ------                     -----------

         2.1             Amendment to Initial Public Offering and Distribution
                         Agreement dated July 6, 2000 by and among Daisytek
                         International Corporation, Daisytek, Incorporated and
                         PFSweb, Inc.
